VCC MORTGAGE SECURITIES, LLC ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from August 2019 through September 2019 via files imaged and provided by Client (the “Review”). The underwriters of the securities are Citigroup Global Markets, Inc. and Barclays Capital Inc. (“Citi”, “Barclays” or “Underwriter”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of three hundred seventy (370) unique mortgage loans (the “Review”). During the Review, four (4) mortgage loans were excluded from the final securitization population reducing such review population to three hundred sixty-six (366) mortgage loans. Of the four (4) loans excluded from AMC’s Guideline and Non-Owner Occupancy review, two (2) were dropped because of value, one (1) was dropped for a reason un-related to diligence, and one (1) was dropped because of a delinquency status on other loans held by the same borrower.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review (including Data Integrity)	Small Bal CRE < 12 months	79	174	45.40%
	Investor 1-4 Fam < 12 months	128	285	44.91%
Total Guideline Review		207	459	45.09%

Review	Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	159	159	100.00%
Total NOO Review		159	159	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review	Small Bal CRE >= 6 months	45	45	100.00%
	Investor 1-4 Fam >= 6 months	2	2	100.00%
Total Servicing Review		47	47	100.00%

*The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

**The Pool Population excludes loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, involved thirty-seven (37) potential fields for the Full Guideline Review and six (6) potential fields for the Non-Owner Occupancy Review. The data fields for each scope are listed below.

1 | Page

Guideline Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	3	207	1.45%	207
Amortization Term	0	207	0.00%	207
Amortization Type	0	207	0.00%	207
City	0	207	0.00%	207
Contract Sales Price	0	62	0.00%	207
DCR UW VCC	0	207	0.00%	207
First Interest Rate Change Date	1	102	0.98%	207
First Payment Change Date	1	102	0.98%	207
Index Type	0	102	0.00%	207
Interest Only	0	207	0.00%	207
Interest Rate Change Frequency	0	102	0.00%	207
Interest Rate Initial Cap	0	102	0.00%	207
Interest Rate Initial Maximum	0	102	0.00%	207
Interest Rate Life Cap	0	102	0.00%	207
Interest Rate Life Floor	0	102	0.00%	207
Interest Rate Life Max	0	102	0.00%	207
Interest Rate Periodic Cap	0	102	0.00%	207
Property Type	0	207	0.00%	207
Lien Position	0	207	0.00%	207
LTV Valuation Value	1	207	0.48%	207
Margin	0	102	0.00%	207
Maturity Date	0	207	0.00%	207
Next Interest Rate Change Date	1	102	0.98%	207
Note Date	0	207	0.00%	207
Original Interest Rate	0	207	0.00%	207
Original Loan Amount	0	207	0.00%	207
Original LTV	0	207	0.00%	207
Original P&I	2	207	0.97%	207
Original Term	0	207	0.00%	207
Prepayment Penalty Period (months)	0	203	0.00%	207
Prepayment Terms	0	203	0.00%	207
Purpose	0	207	0.00%	207
Refi Purpose	1	145	0.69%	207
Representative FICO	9	206	4.37%	207
State	0	207	0.00%	207
Street	0	207	0.00%	207
Zip	0	207	0.00%	207
Total	19	6,183	9.18%	207

2 | Page

Non-Owner Occupancy Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
City	0	159	0.00%	159
Occupancy Status	0	159	0.00%	159
Purpose	0	159	0.00%	159
State	0	159	0.00%	159
Street	0	159	0.00%	159
Zip	0	159	0.00%	159
Total	0	954	0.00%	159

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

●	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

3 | Page

●	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
●	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
●	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
●	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
●	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
●	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
●	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
●	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
●	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
●	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
●	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
●	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
●	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

●	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
●	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
●	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
●	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
●	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to

4 | Page

Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

●	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
●	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
●	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on one-hundred and thirty-one (131) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was ordered.

In addition, the Client obtained updated BPO values on twenty-three (23) mortgage loans aged greater than 12 months. These twenty-three (23) mortgage loans were not reviewed in the full guideline scope of work and subsequently do not appear on the valuation report.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

VCC2011 Collapse

AMC reviewed forty-three (43) seasoned loans for these three scopes:

Servicing Review

AMC reviewed twenty-four (24) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

5 | Page

Data Integrity Review

AMC reviewed data points between the data tape and the data collected by AMC for ten (10) data fields.

Field Label
Original LTV
Appraised Value
Zip
Lien Position
Occupancy
Original Interest Rate
Original P&I
Amortization Type
Purpose
Contract Sales Price

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

AMC’s reviews resulted in zero (0) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All two hundred seven (207) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 20.29% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to one hundred sixty-five (165) mortgage loans where the lender issued a guideline exception/waiver. There are a total of three hundred twenty-nine (329) waived exceptions affecting those 165 mortgage loans. Of these mortgage loans with waivers, ninety-five (95) were related to insurance; forty-nine (49) were related to a missing or incomplete VOR/VOM; thirty-nine (39) were related to the LTV; thirty-seven (37) were related to the FICO score; twenty-seven (27) were related to the borrower(s) credit history; sixteen (16) were related to a missing lease; sixteen (16) were related to an ineligible borrower; eleven (11) were related to the DSCR; nine (9) were related to the business purpose disclosure and/or non-owner occupancy declaration; four (4) were related to assets; three (3) were related to the property having been listed for sale in the last 12 months; three (3) were related to a missing/incomplete credit report; three (3) were related to the rent roll. The remaining seventeen (17) were related to a variety of other items. Some mortgage loans received multiple waivers.

6 | Page

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	42	20.29%
B	165	79.71%
C	0	0.00%
Total	207	100.00%

Non-Owner Occupancy Review Credit Results:

All one hundred fifty-nine (159) mortgage loans reviewed by AMC have a Credit grade of “A”.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	159	100.00%
B	0	0.00%
C	0	0.00%
Total	159	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). For residential mortgage loans, AMC ordered secondary valuation products starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately received or ordered by AMC during the review. Within the final securitization population, AMC ordered desk reviews (“CDAs”) on one hundred twenty-eight (128) residential mortgage loans.

Guideline Review Valuation Results:

All two hundred seven (207) mortgage loans reviewed by AMC have a Property grade of “A”.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	207	100.00%
B	0	0.00%
C	0	0.00%
Total	207	100.00%

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all three hundred sixty-six (366) mortgage loans reviewed by AMC in the Full Guideline and Non-Owner Occupancy Review scopes have an Overall grade of “B” or higher and 54.92% of the mortgage loans by number have an Overall grade of “A.”

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	201	54.92%
B	165	45.08%
C	0	0.00%
Total	366	100.00%

7 | Page

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on 4 mortgage loans. Of such mortgage loans, 1 mortgage loans had no delinquencies during the lookback period and no missing pay history data and 3 mortgage loans that showed evidence of one or more delinquencies during the lookback period and no missing pay history.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	1	25.00%
No Delinquencies, Some Missing Data	0	0.00%
Delinquencies, Full Data	3	75.00%
Delinquencies, Some Missing Data	0	0.00%
Total	4	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	4	100.00%
Total	4	100.00%

SERVICING REVIEW SUMMARY

AMC conducted a Servicing Review on 4 mortgage loans. The collection comment portion of the review contained EV1 grades for 3 mortgage loans and EV2 grades for 1 mortgage loan.

Servicing Review Grade	Loan Count	% of Loans
1	3	75.00%
2	1	25.00%
3	0	0.00%
Total	4	100.00%

DATA INTEGRITY REVIEW RESULTS SUMMARY

Full Guideline Data Integrity:

Of the two hundred seven (207) mortgage loans reviewed, seventeen (17) unique mortgage loans had nineteen (19) different tape discrepancies across eight (8) data fields (some mortgage loans had more than one data delta). The Client agreed with audited data and updated their tape on all nineteen (19) of these deltas.

Label	Delta(s)	Accuracy
Representative FICO	9	95.63%
# of Units	3	98.54%
Original P&I	2	99.03%
LTV Valuation Value	1	99.51%
First Interest Rate Change Date	1	99.51%
First Payment Change Date	1	99.51%
Next Interest Rate Change Date	1	99.51%
Refi Purpose	1	99.51%
Total	19	90.82%

8 | Page

Non-Owner Occupancy Data Integrity:

Of the one hundred fifty-nine (159) mortgage loans reviewed, zero (0) mortgage loans had tape discrepancies

VCC2011 COLLAPSE REVIEW RESULTS

PAYMENT HISTORY REVIEW SUMMARY (VCC2011)

AMC conducted a Payment History Review on 43 mortgage loans. Of such mortgage loans, 26 mortgage loans had no delinquencies during the lookback period and no missing pay history data and 17 mortgage loans that showed evidence of one or more delinquencies during the lookback period and no missing pay history.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	26	60.47%
No Delinquencies, Some Missing Data	0	0.00%
Delinquencies, Full Data	17	39.53%
Delinquencies, Some Missing Data	0	0.00%
Total	43	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	43	100.00%
Total	43	100.00%

SERVICING REVIEW SUMMARY (VCC2011)

AMC conducted a Servicing Review on 43 mortgage loans. The collection comment portion of the review contained EV1 grades for 42 mortgage loans and EV2 grades for 1 mortgage loan.

Servicing Review Grade	Loan Count	% of Loans
1	42	97.67%
2	1	2.33%
3	0	0.00%
Total	43	100.00%

TAX AND TITLE REVIEW SUMMARY (VCC2011)

As part of the due diligence services, the Client provided AMC with identifying data on 43 mortgage loans. There were 13 critical findings on 12 mortgage loans based on the scope of reviews set forth herein. Of these mortgage loans, 3 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy, and 4 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, Schedule B of the related title policies did not cite the encumbrances for any of the mortgage loans. 3 loans were cited as having delinquent property taxes, 1 loan was cited as having an unreleased Lis Pendens filing, and 1 loan was cited a having a recorded code violation against the property. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 31 mortgage loans.

DATA INTEGRITY SUMMARY (VCC2011)

Of the forty-three (43) mortgage loans reviewed, two (2) unique mortgage loans had two (2) different tape discrepancies across two (2) data fields. The Client agreed with audited data and updated their tape on both of these deltas

Label	Delta(s)	Accuracy
Appraised Value	1	97.62%
Original P&I	1	97.62%
Total	2	95.24%

9 | Page

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 207 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	105	50.72%	$33,059,100.00	51.00%
Adjustable	102	49.28%	$31,762,378.00	49.00%
Total	207	100.00%	$64,821,478.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	207	100.00%	$64,821,478.00	100.00%
Total	207	100.00%	$64,821,478.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	119	57.49%	$35,670,473.00	55.03%
Other-than-first-time Home Purchase	62	29.95%	$19,934,755.00	30.75%
Rate/Term Refinance - Borrower Initiated	26	12.56%	$9,216,250.00	14.22%
Total	207	100.00%	$64,821,478.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	207	100.00%	$64,821,478.00	100.00%
Total	207	100.00%	$64,821,478.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	207	100.00%	$64,821,478.00	100.00%
Total	207	100.00%	$64,821,478.00	100.00%

10 | Page